Salient MF Trust (the “Trust”)

Supplement Dated June 18, 2015

to the Statement of Additional Information dated April 30, 2015 of the Trust

The following information is added immediately following “Diversification Risk (Salient Risk Parity, Salient Alternative Beta Fund, Salient Trend Fund and the Salient MLP Funds)” in the “INVESTMENT POLICIES AND RISKS” section of the Statement of Additional Information:

Dual Trading Desks Risk

The Advisors may execute securities transactions on behalf of clients from multiple trading desks, including a Houston-based trading desk (the “Houston Desk”) and a San Francisco-based trading desk (the “San Francisco Desk”). The Advisors have established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for a Fund), to personnel from another location. Accordingly, the Advisors may execute trades for a Fund from one trading desk that differ from, or conflict with, trades the Advisors are executing on behalf of another client (including another Fund) from the other trading desk. Therefore, a Fund may receive less favorable execution than another client (including another Fund) on the same or similar orders executed by the other trading desk (See “Portfolio Brokerage” below).

The following information is added to the “Portfolio Brokerage” section of the Statement of Additional Information:

The Advisors execute securities transactions on behalf of clients from multiple trading desks. In general, all of the accounts managed by a single portfolio manager or investment team (such as a Fund) will be traded by a single trading desk. The various strategies investing in MLPs are typically executed by the Houston Desk, as are mutual fund and ETF trades performed on behalf of advisory clients. Trades in Real Estate Investment Trust securities (“REITs”) and preferred stocks are typically executed by the San Francisco Desk. Both trading desks may execute trades in domestic and international equity markets, fixed income markets and multiple forward, futures and swap markets. As a result, while each Fund will be traded by a single trading desk, certain securities may be simultaneously and independently traded within different strategies by multiple trading desks. Therefore, the Advisors have established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for clients), to personnel from another location. These informational barriers include the use of different trading systems on different virtualized server environments by each trading desk. As part of their oversight roles, only the Advisors’ Chief Risk Officer, Chief Investment Officer, Deputy Chief Investment Officer and Chief Compliance Officer have access to both systems.

Each trading desk is physically separated from the others, are in two different cities - Houston and San Francisco - and information regarding pending orders from one trading desk are not shared among trading desks or otherwise available to personnel from other trading desks. Consequently, the Advisors may execute trades for one client from one trading desk that differ from, or conflict with, trades we are executing on behalf of another client from another trading desk. For example, one trading desk may be attempting to buy a security for one or more clients while another trading desk is selling (or selling short) the same security for another client. Each trading desk seeks to obtain best favorable execution on all orders, but clients serviced by one trading desk may receive or appear to receive more favorable outcomes. The Advisors will not aggregate orders or seek opportunities for cross transactions between client accounts serviced by different trading desks. Each trading desk will aggregate and allocate orders only among those clients that it services and otherwise operate independently of the other trading desks.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.